FIRST AMENDMENT TO
EASEMENTS AND COVENANTS AGREEMENT

THIS FIRST AMENDMENT TO EASEMENTS AND COVENANTS AGREEMENT (this "First Amendment") is entered into as of November 19, 2013, by and between MIRALOMA BORROWER CORPORATION, a Delaware corporation ("MBC"), TCAM CORE PROPERTY FUND OPERATING LP, a Delaware limited partnership ("TCAM"), and LA PALMA/MILLER OWNER, LLC, a Delaware limited liability company ("La Palma"), and, with reference to the following Recitals:
A.MBC, as the successor-in-interest to PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation ("PacSun"), is the owner of that certain real property located in the City of Anaheim, County of Orange, State of California, as more particularly shown and described on Exhibit A attached hereto, consisting of two parcels, one located at 3450 East Miraloma Avenue and identified on Exhibit A attached hereto as the "Office Property"), and the other an approximately 1.13 acre parcel identified on Exhibit A and referred to as the "Prior PacSun Additional Parking"). The Office Property and the Prior PacSun Additional Parking are sometimes hereinafter collectively referred to as the "Prior PacSun Property" and are more particularly described in Exhibit A attached hereto.
B.TCAM, as successor-in-interest to EAST MIRALOMA DC, LLC, a Delaware limited liability company ("East Miraloma"), is the owner of certain real property immediately adjacent to the PacSun Property and located at 3454 East Miraloma Avenue, in the City of Anaheim, County of Orange, State of California, as more particularly shown and described in Exhibit B attached hereto, and is sometimes referred to herein as the "East Miraloma Property."
C.La Palma owns that certain real property located in the City of Anaheim, County of Orange, State of California, as more particularly shown and described on Exhibit C attached hereto, and as recently reconstituted pursuant to that certain Lot Line Adjustment No. LLA-0000702 dated July 10, 2013 and recorded August 14, 2013 as Instrument No. 2013-000481202 ("Lot Line Adjustment No. LLA-0000702") and is now more particularly described and shown on Exhibit C attached hereto (the "Prior La Palma Property").
D.PacSun, East Miraloma and La Palma have previously entered into that certain Easements and Covenants Agreement dated as of November 13, 2008 and recorded on November 21, 2008 as Instrument No. 2008-000545184 (the "ECA") in the Official Records of Orange County, California (the "Official Records"), wherein PacSun, East Miraloma and La Palma established certain access, utility and other easements over the Prior PacSun Property, the East Miraloma Property and the Prior La Palma Property and established certain covenants, conditions and restrictions to benefit and burden the PacSun Property and the East Miraloma Property, all as more particularly set forth in the ECA.
E.Concurrently herewith, (1) the lot lines for the Prior PacSun Additional Parking and the Prior La Palma Property are being adjusted pursuant to that certain Lot Line Adjustment No. LLA-0000703 dated as of August 21, 2013 and recorded on November 15, 2013 as Instrument No. 2013-000632560 in the Official Records (the "Lot Line Adjustment"); (2) La Palma has executed that certain Grant Deed dated as of August 29, 2013 and recorded on November 15, 2013 as Instrument No. 2013-000632561 in the Official Records (the "La Palma Transfer Deed"), in favor of MBC, and (3) MBC has executed that certain Grant Deed dated as of October 17, 2013 and recorded on November 15, 2013 as Instrument No. 2013-000632562 in the Official Records (the "MBC Transfer Deed"), in favor of La Palma.
F.The La Palma Transfer Deed conveys to MBC that certain real property comprising a portion of the Prior La Palma Property more particularly described and shown in Exhibit A-2 attached hereto (the "Replacement Property"). Following the Lot Line Adjustment and the conveyance effected by the La Palma Transfer Deed, that certain real property owned by MBC known as "Parcel 3 of Lot Line Adjustment No. LLA-0000703," more particularly described and shown on Exhibit A-1 (the "PacSun Additional Parking"), and the Office Property will constitute the "PacSun Property," which PacSun Property is more particularly described in Exhibit A-1 attached hereto.

G.The MBC Deed conveys to La Palma that certain real property comprising a portion of the Prior PacSun Additional Parking more particularly described and shown in Exhibit C-2 attached hereto (the "Released Property"). Following the Lot Line Adjustment and the conveyance effected by the MBC Transfer Deed, that certain real property owned by La Palma will be the real property more particularly described in Exhibit C-1 attached hereto and is sometimes hereinafter referred to as the "La Palma Property."
H.La Palma has executed that certain Grant Deed dated as of August 29, 2013 and recorded on November 19, 2013 as Instrument No. 2013-000636428 in the Official Records (the "La Palma Conforming Deed"), in favor of La Palma in order to confirm ownership of the La Palma Property, as affected by the Lot Line Adjustment and the MBC Transfer Deed, and MBC has executed that certain Grant Deed dated as of October 17, 2013 and recorded on November 19, 2013 as Instrument No. 2013-000636429 in the Official Records (the "MBC Conforming Deed"), in favor of MBC in order to confirm ownership of the PacSun Property, as affected by the Lot Line Adjustment and the La Palma Transfer Deed.
I.MBC, TCAM and La Palma desire to further amend the ECA as more particularly set forth herein.
NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions. All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the ECA unless the context clearly indicates otherwise. References to "the Agreement" or "this Agreement" in the ECA or in this First Amendment shall mean and refer to the ECA, as amended by this First Amendment.

2.
Acknowledgment of Successors-In-Interest. The parties hereto acknowledge that (a) MBC has succeeded to all of the rights and obligations of PacSun under the Agreement; (b) TCAM has succeeded to all of the rights and obligations of East Miraloma under the Agreement; (c) all references to "PacSun" as a party in the Agreement shall be deemed to refer to MBC as successor-in-interest to PacSun, and any successors or assigns of MBC as owner of the PacSun Property; (d) all references to "East Miraloma" as a party in the Agreement shall be deemed to refer to TCAM as successor-in-interest to East Miraloma, and any successors or assigns of TCAM as owner of the East Miraloma Property; and (e) all references to "La Palma" as a party in the Agreement shall be deemed to refer to La Palma, and any successors or assigns of La Palma as owner of the La Palma Property.

3.
PacSun Additional Parking; PacSun Property. From and after the date hereof, all references to the "PacSun Additional Parking" in the Agreement shall be deemed to refer to the PacSun Additional Parking referenced in this First Amendment and described and shown on Exhibit A-1 attached to this First Amendment and all references to the "PacSun Property" in the Agreement shall be deemed to refer to the PacSun Property referenced in this First Amendment, comprised of the Office Property and the PacSun Additional Parking referenced in this First Amendment and described and shown on Exhibit A-1 attached to this First Amendment.

4.
La Palma Property. From and after the date hereof, all references to the "La Palma Property" in the Agreement shall be deemed to refer to the La Palma Property referenced in this First Amendment and described and shown on Exhibit C-1 attached to this First Amendment.

5.	Termination of the Boeing Lease and the Boeing Fitness Lease. La Palma hereby confirms that the Boeing Lease and the Boeing Fitness Lease have both terminated and are of no further force or effect.

6.	MBC Utility Easement Area [Section 1.1(A) of the Agreement]. The following is hereby added to the end of Section 1.1(A) of the ECA:
MBC hereby grants and conveys, for the benefit of the La Palma Property and all owners and permitees of the La Palma Property, a non-exclusive, perpetual easement in, to, over, under, along and across those portions of the PacSun Additional Parking as described and shown in

Exhibit D-1 attached to the First Amendment ("MBC Utility Easement Areas") and necessary for the operation, flow, passage, use, maintenance, connection, repair, replacement and removal of underground facilities and systems for the transmission of utility services serving the La Palma Property, including, without limitation, any above-ground transformers and irrigation system controls ("MBC Utility Lines"). Prior to entering and performing any work within the MBC Utility Easement Areas, La Palma shall obtain the prior written consent of MBC, not to be unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required in the event of an Emergency Condition affecting the PacSun Additional Parking or the La Palma Property provided notice as is reasonable in the circumstances shall be provided. MBC reserves the right to use the surface of the MBC Utility Easement Areas; provided, however, MBC shall not construct any permanent improvements (other than paving, curb and gutter and landscaping) in the MBC Utility Easement Areas nor otherwise unreasonably interfere with La Palma's rights hereunder to the MBC Utility Easement Areas. Notwithstanding the foregoing, MBC reserves the right to modify the location of the MBC Utility Easement Areas within the PacSun Additional Parking from time to time at MBC's sole cost and expense so long as such relocation does not unreasonably interfere with La Palma's utility service as a result of such relocation of the MBC Utility Easement Areas. Without limiting the foregoing, La Palma may grant and assign all or any portion of its rights under this Section to utility service providers serving the La Palma Property. Subject to La Palma's performance of its maintenance obligations with respect to the PacSun Additional Parking under Section 3.3 of the Agreement, the exercise of La Palma's rights with respect to the use of the MBC Utility Easement Areas shall not unreasonably interfere with the use of the surface of PacSun Additional Parking for drive-aisles, driveways, fire lanes, pedestrian and vehicular ingress and egress, parking, landscaping or paving and curb and gutter related thereto.

7.
La Palma Utility Easement Area [Section 1.1(C) of the Agreement]. Pursuant to Section 1.1(C) of the ECA, La Palma expressly reserved the right to relocate the La Palma Utility Easement Area on the La Palma Property. The La Palma Utility Easement Areas is hereby relocated to the area shown on Exhibit H to this First Amendment and (a) Exhibit H to the ECA is hereby amended by deleting such exhibit in its entirety and substituting in its place Exhibit H to this First Amendment; and (b) the references in Section 1.1(C) of the ECA and all references in the ECA and in the Agreement to the "La Palma Utility Easement Area" shall mean the area depicted on Exhibit H to this First Amendment.

8.	Responsibility for Utility Lines [Section 1.1(D) of the Agreement]. The first sentence of Section 1.1(D) of the ECA is hereby deleted in its entirety and the following is substituted in its place:
To the extent the PacSun Utility Lines, MBC Utility Lines, East Miraloma Utility Lines, or the La Palma Utility Lines are not maintained by a public utility or third party utility service provider, (i) MBC shall be responsible for the operation, maintenance, repair, replacement and cost of the East Miraloma Utility Lines and La Palma Utility Lines, (ii) TCAM shall be responsible for the operation, maintenance, repair, replacement and cost of the PacSun Utility Lines, and (iii) La Palma shall be responsible for the operation, maintenance, repair, replacement and cost of the MBC Utility Lines; provided, however, to the extent any portion of any of the PacSun Utility Lines, the MBC Utility Lines, the East Miraloma Utility Lines or the La Palma Utility Lines serve more than one property, then the parties agree that the owners of the properties served shall share the costs of operation, maintenance, repair and replacement equally, and each such owner will reimburse the other for its share of such cost within twenty (20) days following written request for such reimbursement.

9.
Surface Drainage Easements [Sections 1.2(A), (B) and (C)]. Pursuant to Section 1.2 of the ECA, PacSun has granted for the benefit of the East Miraloma Property and the La Palma Property an easement for surface drainage and sheet flow of water over the Prior PacSun Property, and East Miraloma has granted a similar easement for the benefit of the PacSun Property over the East Miraloma Property. Each of such easements was a blanket easement over the grantor's entire property. In order to confirm such easements following the modification of the PacSun Property and La Palma Property after the Lot Line Adjustment, the parties agree that Exhibit O to the ECA is hereby amended by deleting such exhibit in its entirety and substituting in its place Exhibit O to this First Amendment.

10.
Parking/Construction Easements over PacSun Additional Parking [Section 1.3 of the Agreement]. As noted above, the PacSun Additional Parking parcel is being reconstituted as described in Exhibit A-1 attached hereto.

(a)Parking Rights for PacSun Additional Parking [Section 1.3(A) of the Agreement]. Section 1.3(A) of the ECA is hereby deleted in its entirety and the following is hereby substituted in its place:
Subject to the easement rights set forth in Section 1.4 below, with respect to parking rights, MBC and La Palma shall have the sole and exclusive right to use the PacSun Additional Parking for the parking of passenger vehicles; TCAM shall not have any right to park within those certain parking stalls contained within the PacSun Additional Parking. La Palma, at its sole cost and expense (except as otherwise set forth in this Agreement), shall operate, maintain repair and replace in a clean, unlettered, orderly and sanitary condition and good state of repair the PacSun Additional Parking, such area being part of the Maintenance Area (as defined in Section 3.3 below) as depicted on Exhibit F to the First Amendment. La Palma reserves the right to modify the location of parking stalls contained within the PacSun Additional Parking at its sole cost and expense from time to time so long as such relocation does not materially adversely inhibit (1) the parking rights in favor of MBC granted in this Section 1.3(A) and/or (2) the access rights granted by the easements contained in Section 1.4 below, provided, however, that any such relocation must in all respects comply with City of Anaheim ("City") requirements.
(b)Construction/Maintenance to PacSun Additional Parking [Section 1.3(B) of the Agreement]. Section 1.3(B) of the ECA is hereby amended by deleting such Section in its entirety and substituting the following in its place:
Subject to the terms of Section 2 of this Agreement, MBC hereby grants and conveys, for the benefit of La Palma and the La Palma Property a non-exclusive, access, ingress and egress for construction and maintenance purposes over and upon the PacSun Additional Parking for La Palma, its agents and contractors in connection with construction, re-construction, maintenance, replacement and repair of improvements and facilities at the La Palma Property and to perform La Palma's maintenance obligations with respect to the PacSun Additional Parking under Section 3.3 of this Agreement; provided, however, such easement shall be temporary in nature limited to the periods during which such construction, re-construction, maintenance, replacement and repair is being undertaken and La Palma shall use commercially reasonable efforts to mitigate any material adverse interference with MBC's parking and access rights during such periods including, without limitation, any interference resulting in any claims or assertions by the City that the PacSun Property is not in compliance with applicable parking regulations.

11.	PacSun East Miraloma Access Easement Areas [Section 1.4(A) of the Agreement]. Pursuant to Section 1.4(A) of the ECA, PacSun expressly reserved the right to relocate the PacSun East Miraloma

Access Easement Areas. The PacSun East Miraloma Access Easement Areas are hereby relocated to the areas shown on Exhibit M to this First Amendment and (a) Exhibit M to the ECA is hereby amended by deleting such exhibit in its entirety and substituting in its place Exhibit M to this First Amendment; and (b) the references in Section 1.4(A) of the ECA and all references in the Agreement to the "PacSun East Miraloma Access Easement Areas" shall mean the areas depicted on Exhibit M to this First Amendment.

12.
PacSun La Palma Access Easement Areas [Section 1.4(B) of the Agreement]. Pursuant to Section 1.4(B) of the ECA, PacSun expressly reserved the right to relocate the PacSun La Palma Access Easement Areas from time to time as set forth in Section 1.4(B). The PacSun La Palma Access Easement Areas are hereby relocated to the areas shown on Exhibit N to this First Amendment and (a) Exhibit N to the ECA is hereby amended by deleting such exhibit in its entirety and substituting in its place Exhibit N to this First Amendment; and (b) the references in Section 1.4(B) of the ECA and all references in the Agreement to the "PacSun La Palma Access Easement Areas" shall mean the areas depicted on Exhibit N to this First Amendment.

La Palma hereby consents to the relocation of the La Palma Truck Route.

13.
La Palma PacSun Access Easement Area and La Palma East Miraloma Access Easement Area [Section 1.4(D) of the Agreement]. Pursuant to Section 1.4(D) of the ECA, La Palma expressly reserved the right to relocate the La Palma PacSun Access Easement Area and the La Palma East Miraloma Access Easement Area on the La Palma Property from time to time. The La Palma PacSun Access Easement Area and the La Palma East Miraloma Access Easement Area are hereby relocated to the area shown on Exhibit H to this First Amendment and (a) Exhibit H to the ECA is hereby amended by deleting such exhibit in its entirety and substituting in its place Exhibit H to this First Amendment; and (b) the references in Section 1.4(D) of the ECA and all references in the Agreement to the "La Palma PacSun Access Easement Area" and the "La Palma East Miraloma Access Easement Area" shall mean the area depicted on Exhibit H to this First Amendment.

14.	MBC Firelane Easement Area [Section 1.4(G) of the Agreement]. The following is hereby added as new Section 1.4(G) to the Agreement:
G.    MBC hereby grants and conveys, for the benefit of the La Palma Property and all owners and permitees of the La Palma Property, and the City of Anaheim Fire Department a non-exclusive, perpetual vehicular and pedestrian ingress and egress emergency services easement and thirty (30) foot wide firelane (the "MBC Firelane") over that portion of the PacSun Additional Parking depicted on Exhibit D-2 to the First Amendment (the "MBC Firelane Easement Area") for use by fire trucks, other emergency service vehicles and for fire protection and emergency services and for the installation, operation, maintenance, use, repair, replacement and removal of fire protection and emergency services equipment, apparatus and facilities related thereto; provided, however, the MBC Firelane and MBC Firelane Easement Area may be relocated to other portions of the PacSun Additional Parking from time to time at La Palma's or the City of Anaheim Fire Department's written request and at La Palma's sole cost and expense so long as after such relocation the number of parking spaces available on the PacSun Additional Parking is not reduced. MBC acknowledges and agrees that the MBC Firelane Easement Area shall not be used for parking of vehicles or otherwise obstructed. La Palma shall maintain the MBC Firelane and MBC Firelane Easement Area at its sole cost and expense. Subject to (1) La Palma's performance of its maintenance obligations with respect to the PacSun Additional Parking under Section 3.3 of the Agreement, and (2) the use of the MBC Firelane and MBC Firelane Easement Area for access and use in connection with fire protection and emergency services, the use of the MBC Firelane Easement Areas for drive-aisles, driveways, pedestrian and vehicular ingress and egress shall not be unreasonably restricted or impaired.

15.	MBC Non-Build Easement Area [Section 1.5(A) of the Agreement]. The following is hereby added to the end of Section 1.5(A) of the ECA:
MBC hereby grants and conveys, for the benefit of the La Palma Property and all owners and permitees of the La Palma Property, a non-exclusive, perpetual non-build easement over that certain area of the PacSun Additional Parking depicted on Exhibit J-1 to the First Amendment (the "MBC Non-Build Easement Area"). No building, structure or improvement shall be constructed, erected, maintained or permitted to remain on or in the MBC Non-Build Easement Area (other than (1) existing or future landscaping and any parking related improvements and (2) any existing City facilities or such other facilitates as may be required by the City's BMPs). Notwithstanding the foregoing, nothing contained herein shall prohibit or otherwise restrict in any way whatsoever, the use of the MBC Non-Build Easement Area for drive-aisles, driveways, fire lanes, pedestrian and vehicular ingress and egress, parking, landscaping or paving and curb and gutter related thereto.

16.	Easement Areas [Section 2 of the Agreement]. The first paragraph of Section 2 of the ECA is hereby deleted in its entirety and the following is substituted in its place:
As used herein, the PacSun Utility Easement Areas, MBC Utility Easement Areas, East Miraloma Utility Easement Areas, PacSun East Miraloma Access Easement Areas, PacSun La Palma Access Easement Areas, East Miraloma Access Easement Areas, La Palma PacSun Access Easement Area, La Palma East Miraloma Access Easement Area, MBC Firelane Easement Area, PacSun Non-Build Easement Area, MBC Non-Build Easement Area, East Miraloma Non-Build Easement Area, PacSun Sign Easement Area, and all other areas over which an easement is granted under this Agreement but not otherwise defined, shall collectively be referred to as "Easement Areas."

17.
Maintenance [Section 3.3 of the Agreement]. Section 3.3 of the ECA is hereby amended by (a) deleting Exhibit F to the ECA in its entirety and substituting in its place Exhibit F to this First Amendment, and (b) adding the following as a new paragraph to the end of such Section:

La Palma hereby covenants and agrees, at its sole cost and expense (except as otherwise set forth in this Agreement), to operate, maintain, repair, and replace in a clean, unlittered, orderly and sanitary condition and good state of repair the improvements, equipment, apparatus and facilities as located on the Maintenance Area located on the PacSun Additional Parking to be maintained by La Palma as depicted on Exhibit F to the First Amendment as may be constructed or reconstructed, as the case may be, including, without limitation, painting, striping and replacing (as necessary) of all paved surfaces and curbs, and ensure coordinated and cooperative operation of the PacSun Additional Parking and the La Palma Property.

18.
City Planning Director Consent. In accordance with Section 9.6 and Exhibit P to the ECA, the consent of the City Planning Director for the City of Anaheim is required for some of the amendments contained in this First Amendment. By its execution of the attached "Consent of the City of Anaheim", the City of Anaheim, acting by and through its Planning Director, hereby consents to the provisions of this First Amendment.

19.
Effect of this First Amendment. Except as expressly amended and/or modified by this First Amendment, the ECA is hereby ratified and confirmed and all other terms of the ECA are and shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the ECA, the provisions of this First Amendment shall control. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the ECA are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

20.
Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

[ Signatures on next page ]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the date first above written.
LA PALMA:        LA PALMA/MILLER OWNER, LLC,
a Delaware limited liability company

By:    LA PALMA/MILLER JV, LLC,
a Delaware limited liability company,
Its Sole Member

By:    LA PALMA & MILLER SB/PI, LLC,
a California limited liability company,
Administrative Member

By:    PDC OC/IE LLC,
a Delaware limited liability company,
Its Manager

By:    ________________________
Stephen M. Batcheller
Local Partner
Dated:    October 18, 2013

[Signatures continued on next page]

MBC:            MIRALOMA BORROWER CORPORATION,
a Delaware corporation

By:    ___________________________
Name:    _____________________
Its:    _____________________

Dated:    October 17, 2013

[Signatures continued on next page]

TCAM:        TCAM CORE PROPERTY FUND OPERATING LP
a Delaware limited partnership

By:    TCAM CORE PROPERTY FUND OPERATING GP, LP,
a Delaware limited partnership,
As General Partner

By:    ____________________________
Name:    ______________________
Its:    ______________________

Dated:    November __, 2013

[Signatures continued on next page]

CONSENT OF CITY OF ANAHEIM
In accordance with Section 9.6 and Exhibit P of the ECA, the CITY OF ANAHEIM, a municipal corporation and charter city, acting by and through its Planning Director (herein referred to as the "City"), hereby consents to the provisions of the foregoing First Amendment. This Consent is made with the understanding that the City does not assume any of the obligations of LA PALMA/MILLER OWNER, LLC, a Delaware limited liability company, MIRALOMA BORROWER CORPORATION, a Delaware corporation, and TCAM CORE PROPERTY FUND OPERATING LP, a Delaware limited partnership, under the ECA, as amended by the foregoing First Amendment, but may enforce any of the terms and conditions thereof that directly or indirectly impact the conditions of approval for the parcelization of the property referenced in the ECA, as amended by the foregoing First Amendment.
"CITY"
CITY OF ANAHEIM,
a municipal corporation and charter city
Dated:     November __, 2013.                        By:    _________________________________
Sheri Vander Dussen, Planning Director
ATTEST:
LINDA N. ANDAL, CITY CLERK
By:    _______________________

APPROVED AS TO FORM:
MICHAEL R.W. HOUSTON, CITY ATTORNEY
By:    ___________________________
Theodore J. Reynolds
Assistant City Attorney

STATE OF CALIFORNIA                 )
)    ss
COUNTY OF ______________        )

On November__, 2013, before me, _______________________, Notary Public, personally appeared __________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature ____________________________ (Seal)